                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                                 AMENDMENT NO. 2

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 27, 1999

                             SUNDERLAND CORPORATION
       ------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
           ----------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                000-24803                                   52-2102142
      --------------------------------       ---------------------------------
        (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)


                 2901 EL CAMINO AVENUE, LAS VEGAS, NEVADA 89102
   -------------------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (702) 227-0965


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THE UNDERSIGNED HEREBY AMENDS THE FOLLOWING ITEMS, FINANCIAL STATEMENTS AND
EXHIBITS ON FORM 8-K DATED MAY 5, 1999 AS SET FORTH IN THE PAGES ATTACHED
HERETO.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(B) PRO FORMA FINANCIAL INFORMATION

       Effective April 27, 1999, Sunderland Corporation ("Sunderland") consummated an asset purchase agreement with Del Mar Mortgage, Inc. and Del Mar Holdings, Inc. (collectively referred to as "Del Mar Entities") whereby Sunderland acquired certain assets and assumed certain liabilities of the Del Mar Entities in exchange for 2,934,762 share of common stock of Sunderland. Sunderland concurrently consummated a reorganization agreement with Capsource, Inc. ("Capsource") whereby Sunderland acquired all the outstanding capital stock of Capsource in exchange for 12,000 shares of common stock of Sunderland (referred to as the "Transactions").

       The Del Mar Entities are related entities under common management and controlling ownership. Accordingly, the business combination between the Del Mar Entities has been accounted for as a reorganization of entities under common control. The reorganization reflects the combined financial statements of the Del Mar Entities and the restatement of their stockholders' equity for the shares issued by Sunderland in a manner similar to a stock split. Only certain assets of the Del Mar Entities were acquired by Sunderland; however; since the Del Mar Entities are considered the accounting acquirer in the business combinations with Sunderland and Capsource, the assets not acquired, net of the liabilities not assumed, have been accounted for as distributions to the Del Mar Entities' shareholders. The transaction between the Del Mar Entities and Sunderland has been accounted for as a reverse acquisition of Sunderland by the Del Mar Entities and the assets of Sunderland have been recorded at historical cost since Sunderland was a shell corporation with no operations and only nominal assets prior to the transaction. The financial statements reflect the issuance of 750,000 shares of common stock for the net assets of Sunderland.

       The business combination with Capsource has been accounted for using the purchase method of accounting. The cost of Capsource is based upon the fair value of the 12,000 common shares issued in the transaction, which was $12,360 or $1.03 per share. The acquisition resulted in the recognition of $1,390 of goodwill. Goodwill will be amortized over a period of 5 years using the straight-line method.

Following the Transactions, the shareholders approved a 5-for-3 stock split of Sunderland's common stock, resulting in 6,161,270 common shares outstanding after the stock split.

       The following statements set forth certain selected financial information for Sunderland, Capsource, Del Mar Mortgage, and Del Mar Holdings, on an unaudited pro forma consolidated basis giving effect to the Transactions as if the Transactions had become effective on December 31, 1998, in the case of the balance sheet information presented, and as if the Transactions had become effective at the beginning of the periods indicated, in the case of operations information presented.

       The unaudited pro forma condensed consolidated financial information set forth in the following tables is based on historical financial statements of Sunderland, Del Mar Mortgage, Del Mar Holdings, and Capsource and the assumptions and adjustments described in the notes accompanying the same, is presented for information purposes only, and is not necessarily indicative of the consolidated financial position or results of operations that would have occurred had the transactions been consummated on December 31, 1998, or at the beginning of the periods indicated, or which may occur in the future.

       The unaudited pro forma consolidated financial data are based upon assumptions that Sunderland Corporation believes are reasonable and should be read in conjunction with the financial statements of Del Mar Mortgage, Del Mar Holdings, and Capsource and the accompanying notes thereto, included elsewhere in this Form 8-KA.


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                             SUNDERLAND CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                  Historical
                             ------------------------------------------------------
                                            Acquired Assets/Business                                  Pro Forma
                                         -------------------------------                              Pro Forma
                             Sunderland   Del Mar              Del Mar                 Pro Forma    Consolidated
                             Corporation  Mortgage  Capsource  Holdings    Total      Adjustments      Balance
                             ----------- ---------- --------- ---------- ----------  -------------  ------------
Current assets

  Cash                       $       416 $  524,438   $ 9,747 $  355,115 $  889,716  $  (879,553) a  $    10,163
  Accounts receivable                  -    401,526         -          -    401,526     (401,526) a            -
  Shareholder receivable               -          -         -    547,355    547,355      (11,709) a      535,646
  Trust deed investments               -  1,009,410         -  2,460,724  3,470,134   (1,009,410) a    2,460,724
  Deposits                             -          -         -      3,038      3,038                        3,038
  Dues from related party              -          -         -          -          -                            -
                             ----------- ---------- --------- ---------- ----------                  -----------
    Total current assets             416  1,935,374     9,747  3,368,232  5,311,769                    3,009,571

Property and equipment
  Furniture and equipment              -     58,119     3,757     18,067     79,942      (35,888) a       44,054
  Leasehold improvements               -      1,754         -          -      1,754                        1,754
                             ----------- ---------- --------- ---------- ----------                  -----------
                                       -     59,672     3,757     18,067     81,696                       45,808
Less accumulated depreciation          -     22,319       829      1,687     24,835       (1,687) a       23,148
                             ----------- ---------- --------- ---------- ----------                  -----------
   Net property and equipment          -     37,553     2,926     16,380     56,661                       22,660

Cost of mortgage license, net
  of amortization                      -          -     1,075          -      1,075        1,390  b        2,465
                             ----------- ---------- --------- ---------- ----------                  -----------
   Total assets              $       416 $1,972,927   $13,750 $3,382,612 $5,369,705                  $ 3,034,696
                             ----------- ---------- --------- ---------- ----------                  -----------
                             ----------- ---------- --------- ---------- ----------                  -----------

Current liabilities
  Accounts payable and
    accrued expenses         $         - $   34,701 $       - $  218,380 $  253,081  $  (253,081) a  $         -
  Notes payable                        -          -         -    450,000    450,000     (100,000) a      350,000
  Trust liabilities                    -  1,431,032         -          -  1,431,032   (1,431,032) a            -
  Current portion of capital
   lease obligations                   -      4,103         -          -      4,103       (4,103) a            -
                              ---------- ---------- --------- ---------- ----------                  -----------
    Total current liabilities          -  1,469,836         -    668,380  2,138,216                      350,000

Long-term portion capital
  lease obligations                    -     13,718         -          -     13,718      (13,718) a            -
                              ---------- ---------- --------- ---------- ----------                  -----------
    Total liabilities                  -  1,483,554         -    668,380  2,151,934                      350,000

Shareholders' equity
  Common stock                       500      2,500     5,022        287      6,309       (7,693) a          616
  Additional paid-in capital          75          -         -  2,574,472  2,574,547       99,415  a    2,675,352
                                                                                           1,390  b

  Retained earnings                 (159)   466,873     8,728    139,473    634,915     (626,187) a        8,728
                              ---------- ---------- --------- ---------- ----------                  -----------
    Total stockholders' equity       416    489,373    13,750  2,714,232  3,217,771                    2,684,696
                              ---------- ---------- --------- ---------- ----------                  -----------
    Total liabilities and
     stockholders' equity     $      416 $1,972,927   $13,750 $3,382,612 $5,369,705                  $ 3,034,696
                              ---------- ---------- --------- ---------- ----------                  -----------
                              ---------- ---------- --------- ---------- ----------                  -----------

a Assets and liabilities not included in the asset purchase agreements with Del Mar Mortgage, Inc., and Del Mar Holdings, Inc. distributed to their shareholders.

b Capitalization of goodwill related to the acquisition of Capsource, Inc.

Note: The pro forma consolidated balance sheet reflects the issuance of 12,000 shares to purchase 100 shares of the outstanding common stock of Capsource, and issuance of a total of 2,946,762 shares to purchase certain assets from Del Mar Mortgage and Del Mar Holdings with a combined historical net book value totaling $3,019,140.

                             SUNDERLAND CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                        Historical

                                  -------------------------------------------------------
                                                 Acquired Assets/Business

                                              --------------------------------
                                  Sunderland   Del Mar               Del Mar
                                  Corporation  Mortgage  Capsource   Holdings    Total    Adjustments    Pro Forma
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------
Revenues                          $         - $6,526,256 $  218,670 $  316,353 $7,061,279            -  $7,061,279

Cost of revenues                            -    335,679          -          -    335,679            -     335,679
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------

  Gross profit                              -  6,190,577    218,670    316,353  6,725,600            -   6,725,600

Advertising, general and
administrative expenses
    Advertising                             -    536,077          -          -    536,077            -     536,077
    General and
      administrative expenses             159  3,421,660    213,751    480,243  4,115,813          278 b 4,116,091
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------
      Total advertising, general and
        Administrative expenses           159  3,957,737    213,751    480,243  4,651,890            -   4,652,168
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------

Income from operations                   (159) 2,073,710      4,919   (163,890) 2,073,710            -   2,073,432

Other income
  Interest income                           -    339,273          -    307,425    646,698            -     646,698
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------
    Total other income                      -    339,273          -    307,425    646,698            -     646,698
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------

Income before provision for
    income taxes                         (159) 2,572,113      4,919          -  2,720,408            -   2,720,130

Provision for income taxes                  -          -          -          -                  24,939 a   924,939
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------
Net income (loss)                 $      (159)$2,572,113 $    4,919 $  143,535 $2,720,408 $    924,939  $1,795,191
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------
                                  ----------- ---------- ---------- ---------- ---------- ------------  ----------

a  Provision for income taxes using a federal tax rate of 34%.

b Amortization of goodwill related to acquired businesses calculated over a sixty month period.

SIGNATURES:

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Sunderland Corporation

                                 By: /s/ Stephen J. Byrne


                                (Print name and title of signing officer)
                                 Stephen J. Byrne, President

                                 Dated: August 13, 1999